Exhibit 99.2

FINANCIAL SUPPLEMENT
SECOND QUARTER 2023

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions, and we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that may be impacted by climate change, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Related to COVID-19:
◦We have been successful in defending against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
◦We cannot predict the amount our premiums may be reduced, or the impact on our underwriting results, from any future (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner or other regulatory directives to implement premium-based credit in lines other than commercial and personal automobile, (iii) voluntary efforts or directives from various state insurance regulators to extend individualized payment flexibility or suspend policy cancellation, late payment notices, and late or reinstatement fees, or (iv) litigation brought by policyholders to recover premiums they allege were excessive during the period of any governmental directive.
•The ongoing Russian war against Ukraine is impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2023	2023	2022	2022	2022	2023	2022
For Period Ended
Gross premiums written	$1,238.1	1,138.2	988.3	1,047.1	1,059.1	2,376.2	2,065.4
Net premiums written	1,084.9	999.8	849.7	903.4	930.7	2,084.7	1,820.5
Change in net premiums written, from comparable prior year period	17%	12	14	11	12	15	12

Underwriting income (loss), before-tax	$(1.5)	39.2	46.1	27.1	37.7	37.7	93.5
Net investment income earned, before-tax	97.7	91.5	81.4	63.9	70.2	189.2	142.8
Net realized and unrealized investment gains (losses), before-tax	(5.4)	3.3	(5.9)	(25.7)	(42.9)	(2.1)	(83.2)

Net income	$58.6	92.6	86.5	42.5	39.5	151.2	95.9
Net income available to common stockholders(1)	56.3	90.3	84.2	40.2	37.2	146.6	91.3
Non-GAAP operating income(2)	60.6	87.6	88.9	60.5	71.1	148.2	157.0

At Period End
Total assets	11,217.2	11,015.0	10,802.3	10,520.5	10,317.7	11,217.2	10,317.7
Total invested assets	8,133.2	8,029.4	7,837.5	7,536.1	7,585.9	8,133.2	7,585.9
Stockholders' equity	2,671.4	2,669.4	2,527.6	2,427.5	2,594.1	2,671.4	2,594.1
Common stockholders' equity(3)	2,471.4	2,469.4	2,327.6	2,227.5	2,394.1	2,471.4	2,394.1
Common shares outstanding	60.6	60.5	60.3	60.3	60.3	60.6	60.3

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$0.92	1.48	1.38	0.66	0.61	2.41	1.50
Non-GAAP operating income per common share (diluted)(2)	0.99	1.44	1.46	0.99	1.17	2.44	2.58
Weighted average common shares outstanding (diluted)	60.9	60.9	60.9	60.8	60.8	60.9	60.8
Book value per common share	$40.81	40.82	38.57	36.96	39.68	40.81	39.68
Adjusted book value per common share(2)	47.34	46.61	45.49	44.59	44.18	47.34	44.18
Dividends paid per common share	0.30	0.30	0.30	0.28	0.28	0.60	0.56

Financial Ratios
Loss and loss expense ratio	68.6%	62.9	62.4	64.1	62.9	65.8	61.8
Underwriting expense ratio	31.4	32.6	32.1	32.6	32.5	32.0	32.3
Dividends to policyholders ratio	0.2	0.2	0.2	0.1	0.1	0.2	0.2
GAAP combined ratio	100.2%	95.7	94.7	96.8	95.5	98.0	94.3

Return on common stockholders' equity ("ROE")	9.1	15.1	14.8	7.0	6.0	12.1	7.1

Non-GAAP operating ROE(2)	9.8	14.6	15.6	10.5	11.4	12.2	12.1

Debt to total capitalization	15.9	15.9	16.6	17.2	16.3	15.9	16.3

Net premiums written to policyholders' surplus	1.52	1.46	1.44	1.45	1.41	1.52	1.41

Invested assets per dollar of common stockholders' equity	$3.29	3.25	3.37	3.38	3.17	3.29	3.17

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2023	2023	2022	2022	2022	2023	2022
Revenues
Net premiums earned	$942.2	902.3	872.8	853.9	834.4	$1,844.5	1,646.7
Net investment income earned	97.7	91.5	81.4	63.9	70.2	189.2	142.8
Net realized and unrealized gains (losses)	(5.4)	3.3	(5.9)	(25.7)	(42.9)	(2.1)	(83.2)
Other income	6.1	2.6	3.8	2.9	3.0	8.7	4.6
Total revenues	1,040.5	999.8	952.2	895.0	864.8	2,040.3	1,710.9

Expenses
Loss and loss expense incurred	646.1	567.4	544.8	547.8	524.9	1,213.6	1,019.1
Amortization of deferred policy acquisition costs	194.8	189.8	183.6	179.0	173.4	384.6	343.1
Other insurance expenses	108.9	108.6	102.0	102.8	101.5	217.4	195.5
Interest expense	7.3	7.2	7.2	7.2	7.3	14.4	14.4
Corporate expenses	9.3	12.1	6.7	5.5	7.9	21.4	18.9
Total expenses	966.4	885.1	844.4	842.4	814.9	1,851.4	1,591.1

Income before federal income tax	74.2	114.8	107.8	52.6	49.9	188.9	119.8
Federal income tax expense	15.5	22.2	21.2	10.1	10.4	37.7	23.9

Net Income	58.6	92.6	86.5	42.5	39.5	151.2	95.9
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	4.6	4.6
Net income available to common stockholders	56.3	90.3	84.2	40.2	37.2	146.6	91.3

Net realized and unrealized investment (gains) losses, after tax(1)	4.3	(2.6)	4.7	20.3	33.9	1.6	65.8

Non-GAAP operating income(2)	$60.6	87.6	88.9	60.5	71.1	$148.2	157.0

Weighted average common shares outstanding (diluted)	60.9	60.9	60.9	60.8	60.8	60.9	60.8

Net income available to common stockholders per common share (diluted)	$0.92	1.48	1.38	0.66	0.61	$2.41	1.50

Non-GAAP operating income per common share (diluted)(2)	$0.99	1.44	1.46	0.99	1.17	$2.44	2.58

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
($ in millions, except per share data)	2023	2023	2022	2022	2022
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$23.7	24.7	31.2	33.0	32.1
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	7,032.3	6,964.5	6,612.1	6,472.1	6,439.3
Commercial mortgage loans, net of allowance for credit losses	175.4	157.2	149.2	145.2	137.2
Equity securities, at fair value	121.6	132.2	162.0	183.9	258.5
Short-term investments	319.5	302.8	440.5	269.3	289.2
Alternative investments	389.2	380.0	371.3	367.8	373.3
Other investments	71.5	68.1	71.2	64.8	56.2
Total investments	8,133.2	8,029.4	7,837.5	7,536.1	7,585.9
Cash	0.4	0.1	—	0.5	0.4
Restricted cash	20.9	35.5	25.2	8.5	7.2
Accrued investment income	59.4	57.3	59.2	54.0	50.4
Premiums receivable, net of allowance for credit losses	1,286.5	1,154.2	1,085.7	1,113.5	1,117.4
Reinsurance recoverable, net of allowance for credit losses	646.8	667.0	782.8	713.1	572.2
Prepaid reinsurance premiums	190.4	174.6	172.4	178.7	174.6
Current federal income tax	—	—	3.5	24.6	15.6
Deferred federal income tax	171.9	158.1	172.7	164.6	109.5
Property and equipment, net of accumulated depreciation and amortization	81.3	83.4	84.3	85.3	83.4
Deferred policy acquisition costs	413.8	387.9	368.6	370.9	359.4
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	204.8	259.5	202.5	262.8	234.0
Total assets	$11,217.2	11,015.0	10,802.3	10,520.5	10,317.7
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$5,177.0	5,099.5	5,144.8	4,965.3	4,722.2
Unearned premiums	2,251.0	2,092.4	1,992.8	2,022.2	1,968.6
Long-term debt	503.6	504.2	504.7	505.2	505.1
Current federal income tax	2.6	20.3	—	—	—
Accrued salaries and benefits	92.0	88.8	115.2	112.2	102.5
Other liabilities	519.6	540.5	517.2	488.1	425.2
Total liabilities	$8,545.8	8,345.6	8,274.7	8,092.9	7,723.6
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	210.3	210.1	209.7	209.6	209.5
Additional paid-in capital	512.0	502.7	493.5	486.2	481.4
Retained earnings	2,859.6	2,821.6	2,749.7	2,683.8	2,660.6
Accumulated other comprehensive income (loss)	(475.7)	(430.3)	(498.0)	(525.0)	(336.4)
Treasury stock, at cost	(634.8)	(634.7)	(627.3)	(627.0)	(621.0)
Total stockholders' equity	$2,671.4	2,669.4	2,527.6	2,427.5	2,594.1
Commitments and contingencies
Total liabilities and stockholders' equity	$11,217.2	11,015.0	10,802.3	10,520.5	10,317.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ and shares in millions, except per share data)	2023	2023	2022	2022	2022	2023	2022
Book value per common share
Common stockholders' equity	$2,471.4	2,469.4	2,327.6	2,227.5	2,394.1	2,471.4	2,394.1
Common shares issued and outstanding, at period end	60.6	60.5	60.3	60.3	60.3	60.6	60.3
Book value per common share	$40.81	40.82	38.57	36.96	39.68	40.81	39.68
Adjusted book value per common share(2)	47.34	46.61	45.49	44.59	44.18	47.34	44.18
Financial results (after-tax)
Underwriting income (loss)	(1.2)	31.0	36.4	21.4	29.8	29.7	73.9
Net investment income	77.8	73.1	65.5	51.5	56.7	150.9	115.2
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.0)	(16.0)	(16.0)
Corporate expense	(8.0)	(8.4)	(5.0)	(4.5)	(7.3)	(16.4)	(16.1)
Net realized and unrealized investment gains (losses)	(4.3)	2.6	(4.7)	(20.3)	(33.9)	(1.6)	(65.8)
Total after-tax net income available to common stockholders	56.3	90.3	84.2	40.2	37.2	146.6	91.3
Return on average equity
Insurance segments	(0.2)%	5.2	6.4	3.7	4.8	2.5	5.7
Net investment income	12.6	12.2	11.5	8.9	9.1	12.5	8.9
Interest expense and preferred stock dividends	(1.3)	(1.3)	(1.4)	(1.4)	(1.3)	(1.3)	(1.2)
Corporate expense	(1.3)	(1.5)	(0.9)	(0.7)	(1.2)	(1.5)	(1.3)
Net realized and unrealized investment gains (losses)	(0.7)	0.5	(0.8)	(3.5)	(5.4)	(0.1)	(5.0)
ROE	9.1	15.1	14.8	7.0	6.0	12.1	7.1
Net realized and unrealized (gains) losses(1)	0.7	(0.5)	0.8	3.5	5.4	0.1	5.0
Non-GAAP Operating ROE(2)	9.8%	14.6	15.6	10.5	11.4	12.2	12.1
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.3	99.3	99.3	99.3	99.3	99.3	99.3
5.375% Senior Notes	292.0	292.0	291.9	291.8	291.7	292.0	291.7
Finance Lease Obligations	2.5	3.1	3.7	4.3	4.3	2.5	4.3
Total debt	503.6	504.2	504.7	505.2	505.1	503.6	505.1
Stockholders' equity	2,671.4	2,669.4	2,527.6	2,427.5	2,594.1	2,671.4	2,594.1
Total capitalization	$3,175.0	3,173.6	3,032.2	2,932.7	3,099.2	3,175.0	3,099.2
Ratio of debt to total capitalization	15.9%	15.9	16.6	17.2	16.3	15.9	16.3
Policyholders' surplus	$2,525.2	2,518.3	2,473.7	2,386.2	2,404.4	2,525.2	2,404.4

(1)	Amounts are provided to reconcile ROE to non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2023		2023	2022	2022	2022	2023	2022

Underwriting results
Net premiums written	$1,084.9		999.8	849.7	903.4	930.7	2,084.7	1,820.5
Change in net premiums written, from comparable prior year period	17%		12	14	11	12	15	12

Net premiums earned	$942.2		902.3	872.8	853.9	834.4	1,844.5	1,646.7
Losses and loss expenses incurred	646.1		567.4	544.8	547.8	524.9	1,213.6	1,019.1
Net underwriting expenses incurred	295.7		293.9	280.5	278.0	270.8	589.6	531.5
Dividends to policyholders	1.8		1.8	1.3	0.9	1.0	3.6	2.6
GAAP underwriting income (loss)	$(1.5)		39.2	46.1	27.1	37.7	37.7	93.5

Net catastrophe losses	$100.0		55.3	45.7	34.1	45.6	155.3	66.2
(Favorable) prior year casualty reserve development	(3.5)		(13.0)	(38.0)	(16.0)	(12.0)	(16.5)	(32.0)

Underwriting ratios
Loss and loss expense ratio	68.6%		62.9	62.4	64.1	62.9	65.8	61.8
Underwriting expense ratio	31.4		32.6	32.1	32.6	32.5	32.0	32.3
Dividends to policyholders ratio	0.2		0.2	0.2	0.1	0.1	0.2	0.2
Combined ratio	100.2%		95.7	94.7	96.8	95.5	98.0	94.3

Net catastrophe losses	10.6	pts	6.1	5.2	4.0	5.5	8.4	4.0
(Favorable) prior year casualty reserve development	(0.4)		(1.4)	(4.4)	(1.9)	(1.4)	(0.9)	(1.9)
Combined ratio before net catastrophe losses	89.6%		89.6	89.5	92.8	90.0	89.6	90.3

Combined ratio before net catastrophe losses and prior year casualty development	90.0%		91.0	93.9	94.7	91.4	90.5	92.2

Other Statistics
Non-catastrophe property loss and loss expenses	$157.2		148.2	161.4	167.5	138.6	305.4	288.9
Non-catastrophe property loss and loss expenses	16.7	pts	16.4	18.5	19.6	16.6	16.6	17.5
Direct new business	$241.6		216.9	188.2	184.3	182.0	458.5	359.2
Renewal pure price increases	6.4%		6.6	5.3	5.3	5.0	6.6	4.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2023		2023	2022	2022	2022	2023	2022

Underwriting results
Net premiums written	$870.1		813.3	676.6	727.5	760.3	1,683.5	1,497.9
Change in net premiums written, from comparable prior year period	14%		10	13	11	12	12	12

Net premiums earned	$762.7		731.6	705.7	692.4	680.2	1,494.3	1,341.7
Losses and loss expenses incurred	495.5		447.3	439.3	438.3	406.9	942.8	806.4
Net underwriting expenses incurred	243.2		243.6	232.9	230.7	225.6	486.8	443.6
Dividends to policyholders	1.8		1.8	1.3	0.9	1.0	3.6	2.6
GAAP underwriting income (loss)	$22.1		38.9	32.1	22.5	46.7	61.1	89.1

Net catastrophe losses	$62.6		35.1	40.2	18.2	22.3	97.7	37.3
(Favorable) prior year casualty reserve development	(7.5)		(10.0)	(33.0)	(16.0)	(12.0)	(17.5)	(32.0)

Underwriting ratios
Loss and loss expense ratio	65.0%		61.2	62.3	63.4	59.7	63.1	60.1
Underwriting expense ratio	31.9		33.3	33.0	33.3	33.2	32.6	33.1
Dividends to policyholders ratio	0.2		0.2	0.2	0.1	0.2	0.2	0.2
Combined ratio	97.1%		94.7	95.5	96.8	93.1	95.9	93.4

Net catastrophe losses	8.2	pts	4.8	5.7	2.6	3.3	6.5	2.8
(Favorable) prior year casualty reserve development	(1.0)		(1.4)	(4.7)	(2.3)	(1.8)	(1.2)	(2.4)
Combined ratio before net catastrophe losses	88.9%		89.9	89.8	94.2	89.8	89.4	90.6

Combined ratio before net catastrophe losses and prior year casualty development	89.9%		91.3	94.5	96.5	91.6	90.6	93.0

Other Statistics
Non-catastrophe property loss and loss expenses	$111.4		105.5	116.5	129.8	99.2	216.8	214.9
Non-catastrophe property loss and loss expenses	14.6	pts	14.4	16.5	18.7	14.6	14.5	16.0
Direct new business	$159.1		147.7	126.8	128.2	129.0	306.8	257.4
Renewal pure price increases	6.7%		7.0	5.6	5.8	5.3	6.9	5.1
Retention	85		86	86	86	86	84	86

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2023								Quarter ended June 30, 2022
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$292.8	257.3	167.7	95.6	35.7	13.4	7.7	870.1	257.5	222.8	140.1	88.4	32.3	12.4	6.7	760.3
Net premiums earned	254.5	225.1	141.3	88.7	34.4	11.6	7.0	762.7	226.3	198.4	123.6	83.5	31.5	10.7	6.3	680.2

Loss and loss expense ratio	55.8%	72.3	80.4	58.2	67.0	24.4	0.1	65.0	55.8	70.8	60.5	53.8	61.4	8.8	0.6	59.7
Underwriting expense ratio	31.4	29.6	36.9	25.6	33.7	57.6	47.4	31.9	33.1	31.3	37.2	26.3	35.2	59.8	50.6	33.2
Dividend ratio	—	—	—	2.0	—	—	—	0.2	—	—	—	1.2	—	—	—	0.2
Combined ratio	87.2%	101.9	117.3	85.8	100.7	82.0	47.5	97.1	88.9	102.1	97.7	81.3	96.6	68.6	51.2	93.1

Underwriting income (loss)	32.6	(4.2)	(24.4)	12.6	(0.3)	2.1	3.7	22.1	25.0	(4.3)	2.8	15.6	1.1	3.4	3.1	46.7

	Year-to-Date June 30, 2023								Year-to-Date June 30, 2022
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$565.0	497.4	319.3	189.0	72.3	25.2	15.2	1,683.5	501.6	435.4	271.1	185.9	65.3	25.1	13.6	1,497.9
Net premiums earned	497.9	442.4	276.6	172.9	67.6	23.0	13.9	1,494.3	442.6	392.2	243.6	168.2	61.6	21.0	12.5	1,341.7

Loss and loss expense ratio	55.9%	73.3	68.0	56.1	73.6	24.6	—	63.1	54.7	72.9	61.9	53.9	62.3	(5.7)	0.3	60.1
Underwriting expense ratio	32.1	30.3	37.1	26.5	36.1	57.5	50.9	32.6	33.1	31.0	36.8	26.1	36.6	60.9	53.3	33.1
Dividend ratio	—	—	0.1	1.7	—	—	—	0.2	—	—	0.1	1.2	—	—	—	0.2
Combined ratio	88.0%	103.6	105.2	84.3	109.7	82.1	50.9	95.9	87.8	103.9	98.8	81.2	98.9	55.2	53.6	93.4

Underwriting income (loss)	$59.8	(15.9)	(14.3)	27.2	(6.5)	4.1	6.8	61.1	53.8	(15.2)	3.0	31.5	0.7	9.4	5.8	89.1

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2023		2023	2022	2022	2022	2023	2022

Underwriting results
Net premiums written	$109.1		85.3	84.6	86.8	82.6	194.4	147.6
Change in net premiums written, from comparable prior year period	32%		31	20	11	5	32	3

Net premiums earned	$87.2		81.9	77.8	75.6	73.3	169.0	146.0
Losses and loss expenses incurred	88.0		73.2	58.7	57.3	66.6	161.2	115.1
Net underwriting expenses incurred	22.2		21.8	19.0	19.8	19.1	44.0	36.7
GAAP underwriting income (loss)	$(23.1)		(13.1)	—	(1.4)	(12.4)	(36.1)	(5.8)

Net catastrophe losses	$21.2		14.6	4.1	11.3	21.1	35.8	25.4
Unfavorable prior year casualty reserve development	4.0		2.0	—	—	—	6.0	—

Underwriting ratios
Loss and loss expense ratio	101.0%		89.4	75.4	75.7	90.8	95.4	78.9
Underwriting expense ratio	25.5		26.6	24.5	26.1	26.1	26.0	25.1
Combined ratio	126.5%		116.0	99.9	101.8	116.9	121.4	104.0

Net catastrophe losses	24.3	pts	17.9	5.3	14.9	28.7	21.2	17.4
Unfavorable prior year casualty reserve development	4.6		2.4	—	—	—	3.5	—
Combined ratio before net catastrophe losses	102.2%		98.1	94.6	86.9	88.2	100.2	86.6

Combined ratio before net catastrophe losses and prior year casualty development	97.6%		95.7	94.6	86.9	88.2	96.7	86.6

Other Statistics
Non-catastrophe property loss and loss expenses	$37.8		33.8	35.6	29.0	26.9	71.6	52.5
Non-catastrophe property loss and loss expenses	43.3	pts	41.3	45.7	38.4	36.7	42.4	36.0
Direct new business	$32.5		26.3	22.4	17.4	13.5	58.8	23.1
Renewal pure price increases	3.4%		1.8	1.0	0.5	0.6	2.7	0.6
Retention	88		87	87	85	85	87	84

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2023				Quarter ended June 30, 2022
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$59.9	46.5	2.7	109.1	44.9	35.7	2.0	82.6
Net premiums earned	48.2	36.9	2.0	87.2	40.0	31.6	1.8	73.3

Loss and loss expense ratio	94.8%	113.4	21.6	101.0	75.7	113.5	23.8	90.8
Underwriting expense ratio	28.6	29.8	(125.9)	25.5	29.5	30.1	(124.8)	26.1
Combined ratio	123.4%	143.2	(104.3)	126.5	105.2	143.6	(101.0)	116.9

Underwriting income (loss)	(11.3)	(16.0)	4.2	(23.1)	(2.1)	(13.8)	3.5	(12.4)

	Year-to-Date June 30, 2023				Year-to-Date June 30, 2022
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$108.8	80.8	4.7	194.4	82.2	61.8	3.6	147.6
Net premiums earned	93.1	71.9	4.0	169.0	79.7	62.8	3.5	146.0

Loss and loss expense ratio	91.2%	104.7	22.6	95.4	75.2	86.4	25.3	78.9
Underwriting expense ratio	29.3	29.8	(118.4)	26.0	29.6	29.8	(159.2)	25.1
Combined ratio	120.5%	134.5	(95.8)	121.4	104.8	116.2	(133.9)	104.0

Underwriting income (loss)	$(19.1)	(24.8)	7.8	(36.1)	(3.8)	(10.2)	8.2	(5.8)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	June 30,		Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2023		2023	2022	2022	2022	2023	2022

Underwriting results
Net premiums written	$105.7		101.2	88.5	89.1	87.9	206.8	175.0
Change in net premiums written, from comparable prior year period	20%		16	14	9	13	18	21

Net premiums earned	$92.3		88.9	89.3	85.8	80.9	181.1	159.0
Losses and loss expenses incurred	62.6		46.9	46.8	52.3	51.4	109.6	97.6
Net underwriting expenses incurred	30.2		28.6	28.5	27.5	26.1	58.8	51.1
GAAP underwriting income (loss)	$(0.6)		13.3	14.0	6.0	3.4	12.7	10.3

Net catastrophe losses	$16.3		5.6	1.4	4.6	2.2	21.9	3.5
(Favorable) prior year casualty reserve development	—		(5.0)	(5.0)	—	—	(5.0)	—

Underwriting ratios
Loss and loss expense ratio	67.9%		52.8	52.3	61.0	63.5	60.5	61.3
Underwriting expense ratio	32.8		32.2	32.0	32.0	32.3	32.5	32.2
Combined ratio	100.7%		85.0	84.3	93.0	95.8	93.0	93.5

Net catastrophe losses	17.6	pts	6.3	1.6	5.4	2.8	12.1	2.2
(Favorable) prior year casualty reserve development	—		(5.6)	(5.6)	—	—	(2.8)	—
Combined ratio before net catastrophe losses	83.1%		78.7	82.7	87.6	93.0	80.9	91.3

Combined ratio before net catastrophe losses and prior year casualty development	83.1%		84.3	88.3	87.6	93.0	83.7	91.3

Other Statistics
Non-catastrophe property loss and loss expenses	$8.1		8.9	9.4	8.7	12.5	17.0	21.6
Non-catastrophe property loss and loss expenses	8.8	pts	10.1	10.5	10.1	15.4	9.4	13.6
Direct new business	$50.0		42.9	39.0	38.6	39.5	92.9	78.7
Renewal pure price increases	7.5%		7.4	7.9	6.7	6.9	7.4	7.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended June 30, 2023			Quarter ended June 30, 2022
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$68.3	37.3	105.7	59.7	28.2	87.9
Net premiums earned	62.2	30.1	92.3	56.0	24.8	80.9

Loss and loss expense ratio	61.6%	80.8	67.9	65.5	59.2	63.5
Underwriting expense ratio	32.4	33.6	32.8	32.1	32.6	32.3
Combined ratio	94.0%	114.4	100.7	97.6	91.8	95.8

Underwriting income (loss)	3.7	(4.3)	(0.6)	1.3	2.0	3.4

	Year-to-Date June 30, 2023			Year-to-Date June 30, 2022
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$137.0	69.8	206.8	121.7	53.3	175.0
Net premiums earned	123.0	58.2	181.1	110.7	48.4	159.0

Loss and loss expense ratio	57.5	66.8	60.5	65.6	51.9	61.3
Underwriting expense ratio	32.3	32.8	32.5	32.4	31.5	32.2
Combined ratio	89.8	99.6	93.0	98.0	83.4	93.5

Underwriting income (loss)	$12.5	0.2	12.7	2.3	8.0	10.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions)	2023	2023	2022	2022	2022	2023	2022

Net investment income
Fixed income securities
Taxable	$80.4	75.4	69.2	61.9	55.4	155.7	102.4
Tax-exempt	3.6	4.7	6.4	6.4	6.7	8.3	13.6
Total fixed income securities	83.9	80.1	75.6	68.2	62.1	164.0	116.1
Commercial mortgage loans	2.2	2.0	1.8	1.6	1.2	4.2	2.2
Equity securities	2.2	1.2	5.9	2.6	2.6	3.4	5.1
Alternative investments	11.4	7.8	0.2	(5.6)	9.3	19.2	28.4
Other investments	0.2	—	0.2	0.1	(0.2)	0.2	—
Short-term investments	2.9	4.7	2.3	1.2	0.4	7.5	0.5
Investment income	102.8	95.7	86.0	68.1	75.4	198.5	152.2
Investment expenses	(5.1)	(4.2)	(4.6)	(4.2)	(5.2)	(9.3)	(9.3)
Investment tax expense	(19.9)	(18.5)	(16.0)	(12.4)	(13.6)	(38.3)	(27.7)
Total net investment income, after-tax	$77.8	73.1	65.5	51.5	56.7	150.9	115.2

Net realized and unrealized investment gains (losses), pre-tax	$(5.4)	3.3	(5.9)	(25.7)	(42.9)	(2.1)	(83.2)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$(58.2)	84.9	54.7	(239.2)	(261.9)	26.7	(572.3)

Average investment yields
Fixed income investments, pre-tax	4.9%	4.7	4.6	4.2	3.8	4.8	3.5
Fixed income investments, after-tax	3.9	3.8	3.7	3.4	3.1	3.8	2.8

Total portfolio, pre-tax	4.9%	4.6	4.2	3.4	3.7	4.7	3.7
Total portfolio, after-tax	3.9	3.7	3.4	2.7	3.0	3.8	3.0

Effective tax rate on net investment income	20.4%	20.2	19.6	19.3	19.3	20.3	19.4
New money purchase rates for fixed income investments, pre-tax	5.9	5.5	6.1	5.1	4.5	5.6	3.8
New money purchase rates for fixed income investments, after-tax	4.6	4.4	4.9	4.1	3.6	4.4	3.0
Effective duration of fixed income investments including short-term (in years)	4.0	4.1	4.1	4.2	4.1	4.0	4.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	June 30,		Mar. 31,		Dec. 31,		Sept. 30,		June 30,
	2023		2023		2022		2022		2022
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$7,054.7	87%	6,988.0	87	6,641.9	85	6,503.6	86	6,470.6	85
Commercial mortgage loans, at fair value	163.1	2	147.5	2	139.2	2	136.7	2	130.0	2
Total fixed income investments	7,217.8	89	7,135.6	89	6,781.2	87	6,640.2	88	6,600.6	87
Short-term investments	319.5	4	302.8	4	440.5	6	269.3	4	289.2	4
Total fixed income and short-term investments	7,537.2	93	7,438.3	93	7,221.6	92	6,909.5	92	6,889.8	91
Equity securities, at fair value	121.6	1	132.2	2	162.0	2	183.9	2	258.5	3
Alternative investments	389.2	5	380.0	5	371.3	5	367.8	5	373.3	5
Other investments	71.5	1	68.1	1	71.2	1	64.8	1	56.2	1
Total investments	$8,119.6	100%	8,018.7	100	7,826.2	100	7,526.0	100	7,577.9	100
Fixed income investments, at carry value
U.S. government obligations	$293.0	4%	343.4	5	189.2	3	148.2	2	114.3	2
Foreign government obligations	9.8	—	9.9	—	9.6	—	13.8	—	15.3	—
Obligations of state and political subdivisions	658.0	9	682.1	10	921.4	14	971.0	15	1,069.7	16
Corporate securities	2,408.6	33	2,472.6	35	2,362.8	35	2,294.2	34	2,305.1	35
Collateralized loan obligations and other asset-backed securities	1,634.3	23	1,530.1	21	1,486.0	22	1,467.4	22	1,437.8	22
Residential mortgage-backed securities	1,407.8	19	1,301.7	18	1,059.8	16	1,016.1	15	911.8	14
Commercial mortgage-backed securities	644.4	9	649.4	9	614.4	9	594.3	9	617.5	9
Commercial mortgage loans	175.5	2	157.2	2	149.2	2	145.2	2	137.2	2
Total fixed income investments	$7,231.4	100%	7,146.4	100	6,792.5	100	6,650.3	100	6,608.6	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$385.6	5%	362.4	5	337.3	5	331.0	5	339.4	5
Due after one year through five years	3,163.1	44	3,151.2	44	3,004.8	44	2,910.0	44	2,868.1	43
Due after five years through 10 years	2,956.0	41	2,861.0	40	2,658.4	39	2,469.6	37	2,511.6	38
Due after 10 years	726.7	10	771.8	11	792.0	12	939.7	14	889.6	13
Total fixed income investments	$7,231.4	100%	7,146.4	100	6,792.5	100	6,650.3	100	6,608.6	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$7,257.9	96%	7,167.0	96	6,962.8	96	6,658.1	96	6,637.3	96
Non-investment grade credit quality	279.3	4	271.3	4	258.9	4	251.4	4	252.5	4
Total fixed income and short-term investments, at fair value	$7,537.2	100%	7,438.3	100	7,221.6	100	6,909.5	100	6,889.8	100
Weighted average credit quality of fixed income and short-term investments	AA-		AA-		AA-		AA-		A+

Alternative investments	June 30, 2023
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	59	$378.4	124.2	298.2
Private credit	18	210.9	138.7	52.4
Real assets	9	57.5	19.6	38.6
Total	86	$646.9	282.5	389.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At June 30, 2023							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	314	293	3.6	5.1	3.7	5.4	291	2	—	—	—	—
Foreign government obligations	11	10	0.1	5.0	6.4	7.7	1	2	5	2	—	—
State and municipal obligations	695	658	8.1	4.2	5.4	7.1	97	301	234	25	—	—
Corporate securities	2,609	2,407	29.6	6.0	4.5	6.4	48	277	1,002	903	175	1
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,087	1,012	12.5	4.9	5.3	8.3	1,012	—	—	—	—	—
Non-agency RMBS	433	396	4.9	6.1	4.1	6.1	295	33	68	—	—	—
Total RMBS	1,520	1,408	17.3	5.3	4.9	7.7	1,307	33	68	—	—	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	167	156	1.9	5.3	4.4	5.7	156	—	—	—	—	—
Non-agency CMBS	533	489	6.0	7.5	3.0	3.8	405	53	31	—	—	—
Total CMBS	699	644	7.9	7.0	3.4	4.3	561	53	31	—	—	—
Total mortgage-backed securities	2,219	2,052	25.3	5.8	4.5	6.6	1,867	86	99	—	—	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	80	79	1.0	7.4	1.8	1.9	73	—	5	—	—	—
Aircraft	53	46	0.6	10.1	2.9	3.3	—	—	18	22	6	—
CLOs	854	807	9.9	7.8	2.3	4.9	394	249	55	36	56	17
Credit cards	15	15	0.2	6.0	3.4	3.9	14	—	1	—	—	—
Other ABS	737	688	8.5	7.1	4.4	5.9	180	102	329	56	5	16
Total CLOs and ABS	1,740	1,634	20.1	7.5	3.2	5.1	661	352	408	114	67	33
Total securitized assets	3,959	3,687	45.4	6.5	3.9	5.9	2,528	438	507	114	67	33
Commercial mortgage loans	176	163	2.0	5.8	3.9	5.5	—	11	66	83	3	—
Total fixed income investments	7,764	7,218	88.9	6.1	4.2	6.2	2,965	1,031	1,815	1,127	245	34
Short-term investments	319	319	3.9	4.9	0.0	0.0	301	18	—	1	—	—
Total fixed income and short-term investments	8,084	7,537	92.8	6.0	4.0	5.9	3,266	1,050	1,815	1,128	245	34
Total fixed income securities and short-term investments by credit rating percentage							43.3%	13.9%	24.1%	15.0%	3.3%	0.5%
Equity securities:
Common stock(1)	117	120	1.5	—	—	—	—	—	—	—	—	120
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	119	122	1.5	—	—	—	—	—	—	2	—	120
Alternative investments
Private equity	298	298	3.7	—	—	—	—	—	—	—	—	298
Private credit	52	52	0.6	—	—	—	—	—	—	—	—	52
Real assets	39	39	0.5	—	—	—	—	—	—	—	—	39
Total alternative investments	389	389	4.8	—	—	—	—	—	—	—	—	389
Other investments	72	72	0.9	—	—	—	—	—	—	—	—	72
Total invested assets	$8,663	$8,120	100.0%	—	—	—	$3,266	$1,050	$1,815	$1,130	$245	$615
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
($ in millions, except per share data)	2023	2023	2022	2022	2022	2023	2022

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$56.3	90.3	84.2	40.2	37.2	146.6	91.3
Net realized and unrealized investment (gains) losses included in net income, before tax	5.4	(3.3)	5.9	25.7	42.9	2.1	83.2
Tax on reconciling items	(1.1)	0.7	(1.2)	(5.4)	(9.0)	(0.4)	(17.5)
Non-GAAP operating income	$60.6	87.6	88.9	60.5	71.1	148.2	157.0

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$0.92	1.48	1.38	0.66	0.61	2.41	1.50
Net realized and unrealized investment (gains) losses included in net income, before tax	0.09	(0.05)	0.10	0.42	0.70	0.04	1.37
Tax on reconciling items	(0.02)	0.01	(0.02)	(0.09)	(0.14)	(0.01)	(0.29)
Non-GAAP operating income per diluted common share	$0.99	1.44	1.46	0.99	1.17	2.44	2.58

Reconciliation of ROE to non-GAAP operating ROE
ROE	9.1%	15.1	14.8	7.0	6.0	12.1	7.1
Net realized and unrealized investment (gains) losses included in net income, before tax	0.9	(0.6)	1.0	4.4	6.9	0.1	6.4
Tax on reconciling items	(0.2)	0.1	(0.2)	(0.9)	(1.5)	—	(1.4)
Non-GAAP operating ROE	9.8%	14.6	15.6	10.5	11.4	12.2	12.1

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$40.81	40.82	38.57	36.96	39.68	40.81	39.68
Total unrealized investment losses included in accumulated other comprehensive income (loss), before tax	8.27	7.32	8.75	9.67	5.69	8.27	5.69
Tax on reconciling items	(1.74)	(1.53)	(1.83)	(2.04)	(1.19)	(1.74)	(1.19)
Adjusted book value per common share	$47.34	46.61	45.49	44.59	44.18	47.34	44.18

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income. Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income, non-GAAP operating income per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of June 30, 2023
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com